UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd, Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02    Results of Operations and Financial Condition
On April 24, 2025, OP Bancorp, (the “Company”), the holding company of Open Bank, issued a press release announcing preliminary unaudited financial results for the first quarter and fiscal year ended March 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report set forth under this Item 2.02, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.
Item 8.01.    Other Events
On April 24, 2025, the Company announced that its Board of Directors had declared a quarterly dividend of $0.12 per share on its common stock, payable on May 22, 2025, to shareholders of record as of May 8, 2025. The Company issued a press release describing the dividend on April 24, 2025, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 8.01, including the information in the accompanying press release, shall not be treated as “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth in any such filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated April 24, 2025, of OP Bancorp entitled “OP Bancorp Reports Net Income for 2025 First Quarter of $5.6 Million and Diluted Earnings Per Share of $0.37”

99.2	Press Release, dated April 24, 2025, of OP Bancorp entitled “OP Bancorp Declares Quarterly Cash Dividend of $0.12 Per Share”

99.3	Earnings Presentation, 2025 First Quarter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: April 24, 2025	By:	/s/ Jaehyun Park
Jaehyun Park
Executive Vice President and
Chief Financial Officer
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